EXHIBIT 99.1
                         UNITED STATES OF AMERICA
                               Before The
                       OFFICE OF THRIFT SUPERVISION

-----------------------------------
                                   )
In the Matter of                   )
                                   )    Order No.:  MWR-04-24
ANCHORBANK, fsb                    )
Madison, Wisconsin                 )    Date:       December 20, 2004
OTS Docket No.  04474              )
                                   )
-----------------------------------


          STIPULATION AND CONSENT TO THE ISSUANCE OF AN
           ORDER OF ASSESSMENT OF CIVIL MONEY PENALTY
          ---------------------------------------------

     This Stipulation and Consent to the Issuance of an Order of Assessment of Civil Money Penalty (Stipulation), which concerns the accompanying and above-referenced Order of Assessment of Civil Money Penalty (Order), is submitted by AnchorBank, fsb, Madison, Wisconsin (Bank), OTS Docket No. 04474, to the Office of Thrift Supervision (OTS), which is acting through the OTS Midwest Regional Director (Regional Director).

     WHEREAS, OTS, based upon information derived from the exercise of its regulatory responsibilities, is of the opinion that grounds exist to initiate an administrative proceeding against the Bank, pursuant to 12 U.S.C. Section 1818(i)(1), and

     WHEREAS, the Bank desires to cooperate with OTS and to avoid the time and expense of such administrative proceeding and, without any adjudication on the merits, and without admitting or denying that such grounds exist, or the Findings of Fact or opinions and conclusions of OTS, except as to Jurisdiction, Paragraph 1, below, which is admitted, hereby stipulates and agrees to the following:

1.   Jurisdiction
     ------------

     A. The Bank is a "savings association" within the meaning of 12
        U.S.C. Section 1813(b), and 12 U.S.C. Section 1462(4). Accordingly, it is an "insured depository institution" as that term is defined in 12 U.S.C. Section 1813(c).

     B. Pursuant to 12 U.S.C. Section 1813(q), the Director of the OTS is the "appropriate Federal banking agency" to maintain an administrative civil money penalty assessment proceeding against such savings association. Therefore, the Bank is subject to the jurisdiction of OTS to initiate and maintain administrative proceedings against it pursuant to 12 U.S.C. Section 1818(i).
        The Deputy Director of OTS, pursuant to delegated authority
_______________________________
(1) All references to the United States Code (U.S.C.) are as amended, unless otherwise indicated.

        from the Director of OTS, has delegated to the OTS Midwest Regional Director (Regional Director) the authority to issue orders of assessment of civil money penalty where the savings association has consented to the issuance of the orders.

2.   OTS Findings of Fact
     --------------------

     A. Based on the Report of Examination of the Bank (ROE) as of May 3, 2004, OTS finds that the Bank violated several regulations adopted to implement the Currency and Foreign Transactions Reporting Act, as amended by the USA Patriot Act and other laws (collectively referred to as the Bank Secrecy Act), 31 U.S.C. Sections 5311 et seq. These violations include, but are not limited to, violations of:

         1.  31 C.F.R. Sections 103.22(b)(1) and 103.22(c)(1) and (c)(2)
             (filing of report of transactions in currency (CTRs));

         2. 31 C.F.R. Section 103.27 (filing of CTRs within the required 15 days, filing CTRs with all required information, and failure to maintain copies of corrected CTRs);

         3. 12 C.F.R. Section 103.29 (completion of cash sales of monetary instruments documentation);

         4.  12 C.F.R. Section 563.177(b)(2) and 31 C.F.R. Section 103.121(b)
             (implementation of customer identification program (CIP) and incorporation of CIP program into the Bank's anti-money laundering program);

         5. 12 C.F.R. Section 563.177(c)(1) and 12 C.F.R. Part 570, Appendix A, Section II.A (maintenance of a system of internal controls to ensure ongoing compliance);

         6.  12 C.F.R. Section 563.177(c)(2) (independent testing);

         7. 12 C.F.R. Section 563.177(c)(3) (designation of BSA officer who could coordinate and monitor day-to-day compliance with BSA); and

         8. 12 C.F.R. Section 563.177(c)(4) (training of appropriate personnel).

     B. Based on the May 3, 2004 ROE, OTS finds that the Bank violated 12 C.F.R. Section 563.180(d) (filing suspicious activity reports timely).

     C. The Bank's violations of 31 C.F.R. Sections 103.27(a)(3), 103.27(d), and 12 C.F.R. Section 563.180(d)(5) are repeat violations noted in a prior examination.

3.   Consent
     -------

     The Bank consents to the issuance by OTS of the accompanying
     Order. It further agrees to comply with the terms of the Order upon issuance and stipulates that the Order complies with all requirements of law.


AnchorBank, fsb, Madison, WI                                       Page 2 of 5
CMP Stipulation

4.   Finality
     --------

     The Order is issued under 12 U.S.C. Section 1818(i)(2). Upon its issuance by the Regional Director, it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 U.S.C. Section 1818(i).

5.   Waivers
     -------

     The Bank waives the following:

     A. The right to be served with a written notice of OTS's charges against it as provided by 12 U.S.C. Section 1818(i);

     B. The right to an administrative hearing of OTS's charges against it as provided by 12 U.S.C. Section 1818(i);

     C. The right to seek judicial review of the Order, including, without limitation, any such right provided by 12 U.S.C.
         Section 1818(h), or otherwise to challenge the validity of the Order;

     D. Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, the Equal Access to Justice Act, 5 U.S.C. Section 504, or 28 U.S.C. Section 2412; and

     E. The right to assert this proceeding, its consent to the issuance of the Order, the issuance of the Order, the payment of any monies or the provision of any other financial relief as contemplated by the Order as the basis for a claim of double jeopardy in any pending or future proceeding brought by the United States Department of Justice or any other governmental entity.

6.   Scope of Release; Other Governmental Actions Not Affected
     ---------------------------------------------------------

     A.  Upon OTS's issuance of the accompanying Order, following
         OTS's acceptance of this Stipulation by the Bank and due to the issuance of Consent Order to Cease and Desist for Affirmative Relief against the Bank (OTS Order No. MWR-04-16, dated September 17, 2004), OTS does release and discharge the Bank from all potential claims and charges that have been or might have been asserted by OTS, based on the alleged violations described in OTS Findings of Fact set forth in Paragraph 2 of this Stipulation to the extent known to OTS as of the effective date of the accompanying Order. However, the violations alleged above in Paragraph 2 of this Stipulation may be utilized by OTS in future enforcement actions against the Bank to establish a pattern or practice of violations, the continuation of a pattern or practice or history of violations, repeat violations, or a history of program deficiencies. This release shall not preclude or affect any right of OTS to determine and ensure compliance with the terms and provisions of this Stipulation and the accompanying Order.

AnchorBank, fsb, Madison, WI                                       Page 3 of 5
CMP Stipulation


     B. The Bank acknowledges and agrees that its consent to the issuance of the accompanying Order (1) is for the purpose of resolving this OTS enforcement matter only, as set forth in Paragraph 2, OTS Findings of Fact, hereof and provided for in Paragraph 6A above and (2) otherwise does not release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, liability, or other administrative, civil, or criminal proceeding that arise pursuant to this action or otherwise, and that may be or has been brought by another governmental entity. Further, the issuance of this Order does not release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against or other proceeding, civil or criminal, that may be or has been brought by OTS or any other governmental entity against any institution-affiliated party of the Bank.

7.   Miscellaneous
     -------------

     A. The construction and validity of this Stipulation and the Order shall be governed by the laws of the United States of America.

     B. In case any provision of the Stipulation or Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise.

     C. All references to OTS or the Bank in this Stipulation and the Order shall also mean any of OTS's or Bank's predecessors, successors, and assigns.

     D. The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the construction hereof.

     E. The terms of this Stipulation and the Order represent the final written agreement of the parties with respect to the subject matters hereof, and constitute the sole agreement of the parties with respect to such subject matters.

     F. This Stipulation and the Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Director, Deputy Director, Regional Director or other authorized representative. The assigned Regional Deputy Director or Assistant Director may extend timeframes for compliance with this Order.

8.   Signature of Directors
     ----------------------

     Each Director of the Bank's Board of Directors signing this Stipulation attests that he/she voted in favor of a resolution authorizing the execution of the Stipulation. A copy of the resolution of the Board of Directors of AnchorBank, fsb authorizing execution of this Stipulation shall be delivered to OTS, along with the executed original of this Stipulation.

AnchorBank, fsb, Madison, WI                                       Page 4 of 5
CMP Stipulation

     WHEREFORE, AnchorBank, fsb, Madison, Wisconsin, by a majority of its directors, execute this Stipulation and Consent to the Issuance of an Order of Assessment of Civil Money Penalty, intending to be legally bound hereby.

Accepted by:
                                      ANCHORBANK, FSB
OFFICE OF THRIFT SUPERVISION          MADISON, WISCONSIN
By:

/s/ Frederick R. Casteel              December 16, 2004
------------------------------        ----------------------------------
Frederick R. Casteel                                   Date
Midwest Regional Director

                                      Accepted by a majority of its directors:
                                      By:

Effective Date:  December 20, 2004
                 -----------------
                                      /s/ Douglas J. Timmerman
                                      -----------------------------------
                                      Douglas J. Timmerman, President,
                                      Chairman of the Board, Chief
                                      Executive Officer, and Director

                                      /s/ Richard A. Bergstrom
                                      -----------------------------------
                                      Richard A. Bergstrom, Director

                                      /s/ Greg M. Larson
                                      -----------------------------------
                                      Greg M. Larson, Director

                                      /s/ Arlie M. Mucks, Jr.
                                      -----------------------------------
                                      Arlie M. Mucks, Jr., Director

                                      /s/ David L. Omachinski
                                      -----------------------------------
                                      David L. Omachinski, Director

                                      /s/ Pat Richter
                                      -----------------------------------
                                      Pat Richter, Director

                                      /s/ Mark D. Timmerman
                                      -----------------------------------
                                      Mark D. Timmerman, Director

AnchorBank, fsb, Madison, WI                                       Page 5 of 5
CMP Stipulation